UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2002

                              NUTEK, INC.
         (Exact name of Registrant as specified in charter)


         Nevada                       0-29087          87-0374623
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)


6340 McLeod Drive, Suite 3, Las Vegas NV                89120
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (702) 262-2061

ITEM 1. CHANGE IN ADDRESS

     Effective October 30, 2002, the new address for the business is 6340 McLeod Drive, Suite 3, Las Vegas Nevada 89120. The new telephone number for the business is 702-262-2061.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2002

                              NUTEK, INC.


                              By:
                              /s/ Murray N. Conradie
                              -------------------
                              Murray Conradie, President